UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. **Subcontract Number:** 4000130255	2. **Modification Number:** 24	
3a. **Subcontract Administrator:** Lisa Cobb		
3b. **Email address:** COBBLL@ORNL.GOV	3c. **Telephone:** 865-576-5470	3d. **Fax:** 865-241-5557
4. **Name and Address of Seller:** Seller Number: 219986 AMERICAN CENTRIFUGE OPERATING LLC 6903 ROCKLEDGE DR # 400 2 DEMOCRAC BETHESDA MD 20817-1872	5. **Modification Issued By:** UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050	

6. Description of Modification:

Modification 24, dated July 27, 2015, is issued to add, delete, or modify the following:

- Add FAR Clause 52.222-55, effective April 1, 2015.

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Section H. Special Provisions

FAR Clause 52.222-55 is hereby incorporated with an effective date of April 1, 2015.

No other changes.

*******************End of Modification*************************

7. Accounting information:

Previous total value:	Change in total value:	Revised total value:
$ 117,037,597.00	$ 0.00	$ 117,037,597.00
Previous funded value:	**Change in funded value:**	**Revised funded value:**
$ 110,093,546.00	$ 0.00	$ 110,093,546.00

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 09/30/2015

9. (X) Seller is required to sign and return a copy of this document *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller [signature]	A. Signature of person authorized to sign Lisa L. Cobb Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US Date: 2015.07.27 16:34:00 -04'00'
B. Name of signer Dale R. Bauer	B. Name of signer
C. Title of signer Manager, Government Contracts	C. Title of signer
D. Date 8/3/15	D. Date
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